THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH
REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THIS WARRANT.
                ----------

                              TAYLOR MADISON CORP.
                              --------------------

                       CLASS A WARRANT TO PURCHASE  SHARES
                        OF COMMON STOCK (this "WARRANT")

Warrant No.:  A-
                ------

Taylor Madison Corp., a Florida corporation (the "COMPANY"), hereby certifies that, for value received, [name of purchaser] (the "HOLDER"), or registered assigns, is the registered holder of a warrant (the "WARRANT") to subscribe for and purchase [# of shares] shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "WARRANT SHARES")(1) of
                                  ---------
the Company, at the price of $.60 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4
                                                                       ---------
hereof is herein referred to as the "WARRANT PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "COMMON STOCK" shall mean the Company's presently authorized Common Stock, par value $.001 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, (b) the term "DATE OF GRANT" shall mean May 6, 2005, and (c) the term "OTHER WARRANTS" shall mean any warrant issued upon transfer or partial exercise of this Warrant. The term "WARRANT" as used herein shall be deemed to include Other Warrants unless the context hereof or thereof clearly requires otherwise.

The Warrant evidenced by this warrant certificate is a portion of a series of like warrants (collectively, the "SERIES WARRANTS") exercisable for the purchase of up to an aggregate of 1,250,000 shares of the Company's Common Stock (the "SERIES WARRANT SHARES"), on the Date of Grant, which Series Warrants are evidenced by certificates of like tenor (the "SERIES WARRANT CERTIFICATES") that have been issued pursuant to that certain Securities Purchase Agreement dated of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), between the Company, the Holder, and other investors a party thereto.

     1.     Term.  The  purchase  right  represented  by  this  Warrant  is
            ----
exercisable, in whole or in part, at any time after May 6, 2005 (the "INITIAL EXERCISE DATE") and from time to time thereafter through and including the close of business on the date five years from the date that a Registration Statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the Warrants and underlying Warrant Shares, the shares of Common Stock issuable on exercise of the Warrants (the "EXPIRATION DATE"); provided, however, that in the event that any portion of this Warrant is
        --------  -------
unexercised  as  of the Expiration Date, the terms of Section 2(b), below, shall
                                                      ------------
apply.
------------------------------
(1) Upon completion of this offering, the Company intends on effecting a 1-for-31 reverse stock split (the "Reverse Stock Split"). The amount calculated above equals the number of Warrant Shares on a post-Reverse Stock Split Basis. On a pre-Reverse Stock Split basis, the number of Warrant Shares equals 193,750.

     2.     Exercise;  Expiration;  Redemption.
            ----------------------------------

     a.     Method  of  Exercise;  Payment; Issuance of New Warrant.  Subject to
            -------------------------------------------------------
Section  1  hereof,  the  purchase  right  represented  by  this  Warrant may be
---------
exercised by the holder hereof, in whole or in part and from time to time after the Initial Exercise Date, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal
                                      ----------
office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty
(30)-day  period.

     b.     Expiration.  In  the  event  that  any  portion  of  this Warrant is
            ----------
unexercised as of the Expiration Date, such portion of this Warrant shall automatically expire, and the Holder shall have no rights with respect to such unexercised portion of this Warrant.

     c.     Redemption.  At any time after May 6, 2006, if the TRADING PRICE (as
            ----------
determined below) of the Common Stock of the Company exceed Two Dollars ($2.00) for twenty (20) consecutive trading days, and the Common Stock of the Company has an average trading volume in excess of fifty thousand (50,000) shares per day for same twenty (20) day period, then the Company may redeem such portion of this Warrant that is unexercised at the price of $.01 per share, by providing written notice to the Holder within thirty (30) days of the last consecutive day that the trading price of the Common Stock exceeded Two Dollars ($2.00). The "Trading Price" shall be determined as follows: (i) if shares of Common Stock are traded on a national securities exchange (an "EXCHANGE"), the weighted average of the closing prices of a share of the Common Stock of the Company for twenty (20) consecutive trading days reported on such Exchange as reported in The Wall Street Journal (weighted with respect to the trading volume with respect to each such day), (ii) if shares of Common Stock are not traded on an Exchange but trade in the over-the-counter market and such shares are quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the weighted average of the closing prices of a share of the Common Stock of the Company for twenty (20) trading days reported on NASDAQ as reported in The Wall Street Journal (weighted with respect to the trading volume with respect to each such day), (iii) if such shares are an issue for which last sale prices are not reported on NASDAQ, the average of the closing bid and ask prices, for twenty (20) consecutive trading days as reported by the National Quotation Bureau, Incorporated, or any other successor organization, or (iv) if no bid and asked prices are reported for the Common Stock by the National Quotation Bureau, Incorporated or any other successor organization for such day, the average of the high and low bid and asked price of any of the market makers for the Common Stock as reported in the "pink sheets" by the Pink Sheets, LLC, for twenty (20) consecutive trading days.

     3.     Stock  Fully  Paid;  Reservation of Shares.  All Warrant Shares that
            ------------------------------------------
may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes (other than any taxes determined with respect to, or based upon, the income of the person to whom such shares are issued), liens and charges (other than liens or charges created by actions of the holder of this Warrant or the person to whom such shares are issued), and pre-emptive rights with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.     Adjustment  of  Warrant  Price and Number of Shares.  The number and
            ---------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     a.     Adjustment for Initial Errors.  The Company hereby acknowledges that
            -----------------------------
the number of Series Warrant Shares constituting the initial number of securities purchasable upon the exercise of the Series Warrants (the "EXERCISE QUANTITY") was based upon the Company's representations as to the amount of outstanding Common Stock (on a fully diluted basis excluding shares issuable pursuant to employee and director stock options) on the Date of Grant, as set forth in Securities Purchase Agreement. If for any reason it shall hereafter be determined that the actual amount of Common Stock outstanding as of the Date of Grant caused the calculation of the Exercise Quantity to be erroneous, then the Company or the holder (whichever shall discover such error) shall notify the other of such determination and the Company shall forthwith reissue the Warrant or the Series Warrants, as the case may be, with an appropriate proportional adjustment in said number to be effective from the Date of Grant.

     b.     Reclassification or Merger.  In case of any reclassification, change
            --------------------------
or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(b) shall similarly apply to
      ----------                           ------------
successive  reclassifications,  changes,  mergers  and  transfers.

     c.     Subdivision  or  Combination  of  Shares.  If at any time while this
            ----------------------------------------
Warrant remains outstanding and unexpired the Company shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

     d.     Stock  Dividends.  If  at any time while this Warrant is outstanding
            ----------------
and unexpired the Company shall pay a dividend with respect to Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend.

     e.     Sales  to  Affiliates.  If  at  any  time  while  this  Warrant  is
            ---------------------
outstanding and unexpired the Company shall sell or grant shares of its equity securities or rights, options, warrants or convertible or exchangeable securities of the Company to any Affiliate of the Company, in all instances at below fair market value, then the Warrant Price shall be reduced, from and after the date of such sale, to the lesser of (i) the price to such Affiliate of the Company and (ii) that price determined by multiplying the Warrant Price in effect immediately prior to such date of sale by a fraction (x) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and (y) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such sale. The number of shares for which the Warrant is exercisable shall be proportionately increased so that the aggregate Warrant Price shall remain the same. In the event such sale is not so consummated, the Warrant Price shall again be adjusted to the Warrant Price that would then be in effect if the Affiliate of the Company had not so purchased such shares, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of the Warrant prior to the date such subsequent adjustment was made. As used herein, "AFFILIATE OF THE COMPANY" shall mean (1) any Person (other than a purchaser of Series A Preferred Stock or any Affiliate of such purchaser) that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Company, (2) any owner, shareholder or director of the Company, and (3) any spouse or any person related by birth or marriage to any Affiliate of the Company described in clauses (1) and (2) above and "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     f.     Rights  Offerings.  In case the Company shall, at any time after the
            -----------------
Date of Grant, issue rights, options or warrants to the holders of equity securities of the Company, entitling them to subscribe for or purchase shares of Common Stock (or securities convertible or exchangeable into Common Stock) at a price per share of Common Stock (or having a conversion or exchange price per share of Common Stock if a security convertible or exchangeable into Common Stock) less than the fair market value per share of Common Stock on the record date for such issuance (or the date of issuance, if there is no record date), the Warrant Price to be in effect on and after such record date (or issuance date, as the case may be) shall be determined by multiplying the Warrant Price in effect immediately prior to such record date (or issuance date, as the case may be) by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such fair market value on such record date (or issuance date, as the case may be) and (ii) the denominator of which shall be the number of shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities to be offered are initially exchangeable or convertible). In case such purchase or subscription price may be paid in part or in whole in a form other than cash, the fair value of such consideration shall be determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. Such adjustment shall be made successively whenever such an issuance occurs; and in the event that such rights, options, warrants, or convertible or exchangeable securities are not so issued or expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if such issuance had not occurred, provided however, the Company shall adjust the number of
                     ------------------
Warrant Shares issued upon any exercise of this Warrant after the adjustment required pursuant to this Section 4(f) but prior to the date such subsequent
                              ------------
adjustment is made, in order to equitably reflect the fact that such rights, options, warrants, or convertible or exchangeable securities were not so issued or expired or ceased to be convertible or exchangeable before they were exercised, converted, or exchanged (as the case may be).

     g.     Special  Distributions.  In case the Company shall fix a record date
            ----------------------
for the making of a distribution to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) or evidences of indebtedness or assets (other than dividends and distributions referred to in Sections 4(c) and 4(d) above and other than cash dividends) or of subscription
--------------      ----
rights, options, warrants, or exchangeable or convertible securities containing the right to subscribe for or purchase shares of any class of equity securities of the Company (excluding those referred to in Section 4(e) above), the Warrant
                                                ------------
Price to be in effect on and after such record date shall be adjusted by multiplying the Warrant Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the fair market value per share of Common Stock on such record date, less the fair value (as determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights, options, warrants, or exchangeable or convertible securities applicable to one (1) share of the Common Stock outstanding as of such record date, and (ii) the denominator of which shall be such fair market value per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of this Warrant prior to the date such subsequent adjustment was made.

     h.     Other  Issuances  of  Securities.  In  case  the  Company  or  any
            --------------------------------
Subsidiary shall, at any time after the Date of Grant, issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants, or convertible or exchangeable securities or issued in any of the transactions described in Sections 4(b),
                                                                  -------------
4(c),  4(d),  4(e), 4(f) or 4(g)  above, (ii) shares issued upon the exercise of
----   ----   ----  ----    ----
such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities, (iii) this Warrant and any shares issued upon exercise thereof, (iv) shares or options issued to employees or directors of the Company, (v) warrants issued as compensation or in lieu of payment in connection with legitimate business arrangements and (vi) shares issues upon conversion of the shares of the Company's preferred stock outstanding on the date of this Warrant), at a price per share of Common Stock (determined in the case  of  such  rights,  options,  warrants,  or  convertible  or  exchangeable securities by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the fair market value per share of Common Stock on the date the Company fixes the offering price of such shares, rights, options, warrants, or convertible or exchangeable securities, then the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such fair market value per share, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustment, the maximum number of shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum consideration or premium stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this Section 4(h), the Board of Directors
                                            ------------
of the Company shall determine, in good faith, the fair value of said property, and such determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. In case the Company shall sell and issue rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one (1) or more other securities as a part of a unit at a price per unit, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this Section 4(h), the Board of Directors of the Company shall
                    -------------
determine, in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, the fair value of the rights, options, warrants, or convertible or exchangeable securities then being sold as part of such unit. Such adjustment shall be made successively whenever such an issuance occurs, and in the event that such rights, options, warrants, or convertible or exchangeable securities expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to the Warrant Price that would then be in effect if such sale and issuance had not occurred, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of the Warrant prior to the date such subsequent adjustment is made.

     i.     Adjustment of Number of Shares.  Upon each adjustment in the Warrant
            ------------------------------
Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     j.     Determination of Fair Market Value.  For purposes of this Section 4,
            ----------------------------------                        ---------
"FAIR MARKET VALUE" of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean (i) if shares of Common Stock are traded on a national securities exchange (an "EXCHANGE"), the weighted average of the closing prices of a share of the Common Stock of the Company on the last five
(5) trading days prior to the Determination Date reported on such Exchange as reported in The Wall Street Journal (weighted with respect to the trading volume with respect to each such day), (ii) if shares of Common Stock are not traded on an Exchange but trade in the over-the-counter market and such shares are quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the weighted average of the closing prices of a share of the Common Stock of the Company on the last five (5) trading days prior to the Determination Date reported on NASDAQ as reported in The Wall Street Journal (weighted with respect to the trading volume with respect to each such day),
(iii) if such shares are an issue for which last sale prices are not reported on NASDAQ, the average of the closing bid and ask prices, in each case on the last five (5) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation) prior to the Determination Date as reported by the National Quotation Bureau, Incorporated, or any other successor organization, (iv) if no bid and asked prices are reported for the Common Stock by the National Quotation Bureau, Incorporated or any other successor organization for such day, the average of the high and low bid and asked price of any of the market makers for the Common Stock as reported in the "pink sheets" by the Pink Sheets, LLC on the last five (5) trading days, or
(v) if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be determined in good faith by the Board of Directors of the Company, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. If the Board of Directors of the Company is unable to determine any Valuation (as defined below), or if the holders of at least fifty percent (50%) of all of the Warrant Shares then issuable hereunder (collectively, the "REQUESTING HOLDERS") disagree with the Board's determination of any Valuation by written notice delivered to the Company within five (5) business days after the determination thereof by the Board of Directors of the Company is communicated to holders of the Warrants affected thereby, which notice specifies a majority-in-interest of the Requesting Holders' determination of such Valuation, then the Company and a majority-in-interest of the Requesting Holders shall select a mutually acceptable investment banking firm of national reputation which has not had a material relationship with the Company or any officer of the Company within the preceding two (2) years, which shall determine such Valuation. Such investment banking firm's determination of such Valuation shall be final, binding and conclusive on the Company and the holders of all of the Warrants issued hereunder and then outstanding. Any and all costs and fees of such investment banking firm shall be borne equally by the Company and the Requesting Holders, however, if the Valuation is within 90% of either party's valuation, then the other party shall pay all of the costs and fees of such investment banking firm. For purposes of this Section 4(j), the term
                                                     -------------
"VALUATION" shall mean the determination, to be made initially by the Board of Directors of the Company, of the fair market value per share of Common Stock pursuant to clause (v) above.

     k.     Subsequent  Changes.  If,  at  any  time after any adjustment of the
            -------------------
Warrant Price shall have been made hereunder as the result of any issuance, sale or grant of any rights, options, warrants or convertible or exchangeable securities, any of such rights, options or warrants or the rights of conversion or exchange associated with such convertible or exchangeable securities shall expire by their terms or any of such rights, options, warrants or convertible or exchangeable securities shall be repurchased by the Company or a Subsidiary for a consideration per underlying share of Common Stock not exceeding the amount of such consideration received by the Company in connection with the issuance, sale or grant of such rights, options, warrants or convertible or exchangeable securities, the Warrant Price then in effect shall forthwith be increased to the Warrant Price that would have been in effect if such expiring right, option or warrant or rights of conversion or exchange or such repurchased rights, options, warrants or convertible or exchangeable securities had never been issued. Similarly, if at any time after any such adjustment of the Warrant Price shall have been made pursuant to Section 4(h) above (i) any additional aggregate
                                -------------
consideration is received or becomes receivable by the Company in connection with the issuance of exercise of such rights, options, warrants or convertible or exchangeable securities or (ii) there is a reduction in the conversion or exchange ratio applicable to such convertible or exchangeable securities so that fewer shares of Common Stock will be issuable upon the conversion or exchange thereof or there is a decrease in the number of shares of Common Stock issuable upon exercise of such rights, options or warrants (except where such reduction or decrease results from a combination of shares described in Section 4(c)
                                                                    ------------
above), the Warrant Price then in effect shall be forthwith readjusted to the Warrant Price that would have been in effect had such changes taken place at the time that such rights, options, warrants or convertible or exchangeable securities were initially issued, granted or sold. In no event shall any readjustment under this Section 4(k) affect the validity of any Warrant Shares
                          ------------
issued  upon  any  exercise  of  this  Warrant  prior  to  such  readjustment.

     l.     Adjustment  of  Exercise  Price  Upon Issuance of Series A Preferred
            --------------------------------------------------------------------
Stock  and  Class  B  Warrants.  After  the  date hereof, the Company intends on
------------------------------
completing an offering of its Series A Preferred Stock and Class B Warrants pursuant to the terms of the Confidential Term Sheet attached hereto as Exhibit "B" (the "Series A Preferred Financing"). If the conversion price for the Series A Preferred Stock is less than sixty cents per share, then the Warrant Price hereunder shall be reduced, concurrently with closing the Series A Preferred Financing, to the conversion price per share granted in connection with the Series A Preferred Financing.

     5.     Notice  of Adjustments.  Whenever the Warrant Price or the number of
            ----------------------
Warrant  Shares  purchasable  hereunder  shall be adjusted pursuant to Section 4
                                                                       ---------
hereof, the Company shall deliver to the holder of this Warrant a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

     6.     Dividends.  Intentionally  omitted.
            ---------

     7.     Fractional  Shares.  No  fractional  shares  of Common Stock will be
            ------------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value (as determined in accordance with Section 4(j) above) of a share of Common
                                        ------------
Stock  on  the  date  of  exercise.

     8.     Compliance  with  Securities  Act; Disposition of Warrant or Warrant
            --------------------------------------------------------------------
Shares.
------

     a.     Compliance  with  Securities  Act.  The  holder  of this Warrant, by
            ---------------------------------
acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Common Stock so
                            ---------
purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO,
(ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE
COMPLYING  WITH  THE  PROVISIONS  OF  SECTION 8 OF THE WARRANT UNDER WHICH THESE
                                      ---------
SECURITIES  WERE  ISSUED  DIRECTLY  OR  INDIRECTLY."

In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

     (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder has executed a confidentiality agreement and will hold all information governed by that agreement in accordance with the terms of such agreement. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

     (2) The holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant and the Warrant Shares for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Warrant and the Warrant Shares, or for a period of one (1) year or any other fixed period in the future.

     (3) The holder further understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

     (4) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (5) The holder further understands that at the time it wishes to sell this Warrant and the Warrant Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant and the Warrant Shares under Rule 144 and 144A even if the one (1)-year minimum holding period had been satisfied.

     (6) The holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     b.     Exchange.  This  Warrant  may  be  exchanged, without payment of any
            --------
service charge, for one (1) or more new Warrants of like tenor exercisable for the same aggregate number of shares of Common Stock upon surrender to the Company by the registered holder hereof in person or by legal representative or by attorney duly authorized in writing and, upon issuance of the new Warrant or Warrants, the surrendered Warrant shall be cancelled and disposed of by the Company.

     c.     Disposition  of  Warrant  or  Warrant  Shares.  With  respect to any
            ---------------------------------------------
offer, sale or other disposition of this Warrant, or any Warrant Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Warrant Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable law. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8(c)
                                                                    ------------
that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made and neither this Warrant nor any Warrant shall be sold or otherwise disposed of until such disagreement has been resolved. The foregoing notwithstanding, this Warrant or such Warrant Shares may (i) as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 and 144A under the Securities Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and 144A have been satisfied and (ii) be offered, sold, distributed or otherwise transferred to Affiliates of the Holder without regard to this Section 8, but only if the
                                                      ----------
Company is in receipt of an opinion of counsel as to the permissibility of such transfer under federal and state securities laws and an investor representation letter from the transferee, in form and substance reasonably satisfactory to the Company . Each certificate representing this Warrant or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Company may stop transfer on its corporate books, in connection with such restrictions. As used herein, "AFFILIATE OF THE HOLDER" shall mean (x) any owner, shareholder, partner or member of the Holder, and (y) any other Person that directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the Holder.

     9.     Rights  as Stockholders; Information.  Except as otherwise set forth
            ------------------------------------
in  Section  6  above,  no holder of this Warrant, as such, shall be entitled to
    -------  -
vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

11.     Additional  Rights.
        ------------------

     11.1     Mergers.  In  the  event  that the Company undertakes to (i) sell,
              -------
lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned Subsidiary), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of, the Company will use its best efforts to provide at least thirty
(30) days notice of the terms and conditions of the proposed transaction. The Company shall cooperate with the holder in consummating the sale of this Warrant in connection with any such transaction.

     11.2     Right  to  Convert  Warrant  into  Common  Stock;  Net  Issuance.
              ----------------------------------------------------------------

     a.     Right to Convert.  In addition to and without limiting the rights of
            ----------------
the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "CONVERSION RIGHT") into shares of Common Stock as provided in this Section 11.2 at any time or from time to
                                        ------------
time  during  the  term  of this Warrant.  Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "CONVERTED WARRANT SHARES"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in Section 11(b) hereof),
                                                          -------------
which value shall be equal to (A) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date less (B) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right by (ii) the fair market value of one (1) share of Common Stock on the Conversion Date. No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date.

     b.     Method  of  Exercise.  The  Conversion Right may be exercised by the
            --------------------
holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 11(a) hereof as
                                                         -------------
the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "CONVERSION DATE"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

     c.     Determination  of  Fair  Market Value.  For purposes of this Section
            -------------------------------------                        -------
11.2,  "fair market value" of a share of Common Stock shall have the meaning set
----
forth  in  Section  4(j) above,  provided however, if the shares of Common Stock
           -------------        ------------------
are traded, then "fair market value" shall be determined by the closing price, the last sales price or the average of the closing bid and ask prices, as applicable, on the date of exercise.

     12.     Representations  and  Warranties.  The  Company  represents  and
             --------------------------------
warrants  to  the  holder  of  this  Warrant  as  follows:

     a. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all required power and authority to own and operate its properties and assets, to carry on its business as now conducted and proposed to be conducted, to issue this Warrant, and to carry out the transactions contemplated hereby and thereby.

     b. The Company is in good standing wherever necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has not had and reasonably could not be expected to have a Material Adverse Effect.

     c.     Intentionally  Omitted.

     d. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

     e. The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     f. The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the certificate of incorporation of the Company, as amended to the Date of Grant (as so amended, the "CHARTER"), a true and complete copy of which has been delivered to the original holder of this Warrant;

     g. The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Charter or by-laws of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby;

     h. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant;

     i. The authorized capital stock of the Company, and the number of such shares issued and outstanding, are set forth in the schedules to the Securities Purchase Agreement immediately prior to the Date of Grant. All such outstanding shares have been validly issued and are fully paid, nonassessable shares free of preemptive rights;

     j.     Except  as  set  forth  in  the  schedules  to  the  Stock  Purchase
Agreement, there are no subscriptions, rights, options, warrants, or calls relating to any shares of the Company's capital stock, including any right of conversion or exchange under any outstanding security or other instrument; and

     k. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock.

     13.     Modification and Waiver.  This Warrant and any provision hereof may
             -----------------------
be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     14.     Notices.  Unless  otherwise  specifically  provided  herein,  all
             -------
communications under this Warrant shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent by facsimile transmission to the number shown on the books of the Company, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the day after delivery to Federal Express or similar overnight courier, or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant. Any party hereto may change its address for purposes of this Section 15 by
                                                                   ----------
giving the other party written notice of the new address in the manner set forth herein.

     15.     Binding  Effect  on Successors.  This Warrant shall be binding upon
             ------------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this
Warrant;  provided,  that  the  failure  of  the  holder hereof to make any such
          --------
request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     16.     Lost  Warrants or Stock Certificates.  The Company covenants to the
             ------------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     17.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     18.     Governing  Law.  This  Warrant  shall  be construed and enforced in
             --------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida.

     19.     Survival  of  Representations,  Warranties  and  Agreements.  All
             -----------------------------------------------------------
representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) and the termination or expiration of rights hereunder and shall terminate three years after the date of this Agreement. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     20.     Remedies.  In  case  any  one  (1)  or  more  of  the covenants and
             --------
agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     21.     Acceptance.  Receipt  of  this  Warrant  by the holder hereof shall
             ----------
constitute  acceptance  of  and agreement to the foregoing terms and conditions.

     22.     No Impairment of Rights.  The Company will not, by amendment of its
             -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.
TAYLOR MADISON CORP.

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Its:
                                     ---------------------------------


Dated:  May  6,  2005.

NOTICE TO FLORIDA RESIDENTS:
____________________________________________________________
     WHERE SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA (EXCLUDING CERTAIN INSTITUTIONAL PURCHASERS DESCRIBED IN SECTION 517.061(7) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT) (THE "ACT"), ANY SUCH SALE MADE PURSUANT TO SECTION 517.061(11) OF THE ACT SHALL BE VOIDABLE BY THE PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, OR AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                    EXHIBIT A
                               NOTICE OF EXERCISE

To:     TAYLOR  MADISON  CORP.

1.     The  undersigned hereby elects to purchase      shares of Common Stock of
                                                  -----
Taylor Madison Corp. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                        -------------------------------
                                     (Name)

                        -------------------------------

                        -------------------------------
                                    (Address)

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.


                                         -------------------------------
                                                   (Signature)


------------------------
         (Date)